EXHIBIT 10.3

AMENDMENT NO. 6 TO
AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT
THIS AMENDMENT NO. 6 TO AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT (this “Amendment”), dated as of March 28, 2014, is by and among GREEN TREE ADVANCE RECEIVABLES II LLC, a Delaware limited liability company (the “Borrower”), GREEN TREE SERVICING LLC, a Delaware limited liability company, as administrator (in such capacity, the “Administrator”), THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO, as Lenders (each, a “Lender”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“WFB”) as “Calculation Agent”, “Account Bank”, “Verification Agent” and “Securities Intermediary” and WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC (“WFCF”), as agent for the Lenders (in such capacity, together with any successor thereto in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Receivables Loan Agreement (defined below).
WHEREAS, the Borrower, the Administrator, WFB, as Calculation Agent, Account Bank, Verification Agent and Securities Intermediary, the Lenders and WFCF, as Agent and Lender, are parties to that certain Amended and Restated Receivables Loan Agreement dated as of May 2, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Loan Agreement”);
WHEREAS, Section 11.01 of the Receivables Loan Agreement provides that the Receivables Loan Agreement may be amended as follows;
WHEREAS, the Agent represents Lenders whose Commitments are greater than fifty percent (50%) of the Maximum Facility Limit as of the date hereof;
WHEREAS, the parties to the Receivables Loan Agreement hereto have agreed to amend the Receivables Loan Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiently of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Amendments to the Receivables Loan Agreement. Effective as of the date hereof and subject to the execution of this Amendment by the parties hereto, the Receivables Loan Agreement is hereby amended as follows:
1.1    In Section 1.01, the definition of “Tangible Net Worth” is hereby deleted in its entirety and replaced with the following:
“Tangible Net Worth” means, for the Administrator, as of any date of determination, (i) the net worth of the Administrator determined in accordance with GAAP, minus (ii) all intangibles

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determined in accordance with GAAP (including goodwill but excluding originated and purchased mortgage servicing rights) and any and all advances to, investments in and receivables held from Affiliates.”
1.1    Section 8.01(g) shall be deleted in its entirety and replaced with the following:
“(g) RESERVED.”
1.2    Section 8.01(h) shall be deleted in its entirety and replaced with the following:
“(h) as of the last day of any fiscal quarter of the Administrator:

(i)
the Tangible Net Worth of the Administrator shall be less than the greater of (x) $200,000,000 or (y) 5.00% of the Administrator’s outstanding recourse Indebtedness (excluding non-recourse Indebtedness and Indebtedness of Parent, including, without limitation, Indebtedness of the Parent with respect to which the Administrator has provided a guaranty or has granted a Lien of any kind in any of the Administrator’s property or assets);

(ii)
the Administrator shall have unrestricted cash and cash equivalents in an amount that is less than the greater of (x) $25,000,000 or (y) 1.00% of the Administrator’s outstanding recourse Indebtedness (excluding non-recourse Indebtedness and Indebtedness of Parent, including, without limitation, Indebtedness of the Parent with respect to which the Administrator has provided a guaranty or has granted a Lien of any kind in any of the Administrator’s property or assets); or

(iii)
the ratio of Administrator’s Indebtedness (excluding non-recourse Indebtedness and Indebtedness of Parent, including, without limitation, Indebtedness of the Parent with respect to which the Administrator has provided a guaranty or has granted a Lien of any kind in any of the Administrator’s property or assets) to Tangible Net Worth exceeds 12:1.”

Section 2.    Reference to and Effect on the Receivables Loan Agreement. From and after the date hereof, each reference in the Receivables Loan Agreement to “this Agreement”, “hereunder”, “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Receivables Loan Agreement as amended hereby, and each reference to the Receivables Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Receivables Loan Agreement shall mean and be a reference to the Receivables Loan Agreement as amended hereby.
Section 3.    CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH , THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF

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THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).
Section 4.    Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
Section 5.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[signatures appear on the following pages]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date hereof.
GREEN TREE ADVANCE RECEIVABLES II LLC, As Borrower
By: /s/ Brian F. Corey
Name: Brian F. Corey
Title:    Sr. Vice President
& Secretary
GREEN TREE SERVICING LLC,
As Administrator
By: /s/ Brian F. Corey
Name: Brian F. Corey
Title:    Sr. Vice President
General Counsel
        & Secretary

Signature Page to Amendment No. 6
to A&R Receivables Loan Agreement

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
As Calculation Agent, Account Bank and
Securities Intermediary
By: /s/ Mark DeFabio
Name: Mark DeFabio
Title:    Vice President
WELLS FARGO CAPITAL FINANCE, LLC,
As Agent and as Lender
By: /s/ Mark Weide
Name: Mark Weide
Title:    Assistant Vice President

Signature Page to Amendment No. 6
to A&R Receivables Loan Agreement

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